Exhibit 99.2

BANKFINANCIAL CORPORATION
FIRST QUARTER 2015
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015	2014
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.55%	9.76%	1.01%	0.39%	0.26%
Return on equity (ratio of net income to average equity) (1)	3.64	75.56	7.98	3.15	2.12
Net interest rate spread (1)	3.42	3.39	3.35	3.37	3.30
Net interest margin (1)	3.48	3.44	3.40	3.43	3.34
Efficiency ratio	80.49	81.24	83.45	82.15	88.79
Noninterest expense to average total assets (1)	2.90	3.08	3.13	3.04	3.15
Average interest–earning assets to average interest–bearing liabilities	124.76	124.52	123.36	122.62	121.85
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	267	269	270	276	281

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$10,211	$9,693	$11,078	$13,715	$13,869
Interest-bearing deposits in other financial institutions	56,043	49,888	81,847	119,790	137,855
Securities, at fair value	114,039	121,174	115,001	108,979	115,977
Loans receivable, net	1,153,638	1,172,356	1,134,442	1,117,593	1,097,888
Other real estate owned, net	6,316	6,358	5,990	7,704	8,670
Stock in Federal Home Loan Bank, at cost	6,257	6,257	6,257	6,257	6,068
Premises and equipment, net	33,943	34,286	34,030	34,432	34,882
Intangible assets	1,713	1,855	1,998	2,141	2,284
Bank owned life insurance	22,242	22,193	22,140	22,083	22,022
Deferred taxes	30,437	31,643	—	—	—
Other assets	8,530	9,707	8,150	9,612	9,027
Total assets	$1,443,369	$1,465,410	$1,420,933	$1,442,306	$1,448,542

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,202,764	$1,211,713	$1,218,302	$1,237,340	$1,252,819
Borrowings	3,217	12,921	2,834	3,068	2,668
Other liabilities	19,842	24,655	18,521	23,579	16,191
Total liabilities	1,225,823	1,249,289	1,239,657	1,263,987	1,271,678
Stockholders’ equity	217,546	216,121	181,276	178,319	176,864
Total liabilities and stockholders’ equity	$1,443,369	$1,465,410	$1,420,933	$1,442,306	$1,448,542
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015	2014
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,211	$12,413	$12,368	$12,482	$12,086
Total interest expense	686	714	746	774	812
Net interest income before provision	11,525	11,699	11,622	11,708	11,274
Provision for (recovery of) loan losses	(724)	(756)	(1,413)	957	476
Net interest income	12,249	12,455	13,035	10,751	10,798
Noninterest income	1,536	1,769	1,748	1,660	1,532
Noninterest expense	10,513	10,941	11,157	10,982	11,371
Income before income tax	3,272	3,283	3,626	1,429	959
Income tax expense (benefit)	1,286	(31,395)	36	25	17
Net income	$1,986	$34,678	$3,590	$1,404	$942
Basic earnings per common share	$0.10	$1.72	$0.17	$0.07	$0.05
Diluted earnings per common share	$0.10	$1.72	$0.17	$0.07	$0.05

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$455	$522	$527	$472	$439
Other fee income	535	560	563	593	521
Insurance commissions and annuities income	63	152	106	86	87
Gain on sales of loans, net	27	51	39	44	24
Loss on sale of securities	—	—	—	—	(7)
Gain on disposition of premises and equipment	—	—	—	3	2
Loan servicing fees	90	108	102	104	104
Amortization of servicing assets	(35)	(29)	(36)	(38)	(32)
Recovery (impairment) of servicing assets	10	(2)	4	(6)	(4)
Earnings on bank owned life insurance	49	53	57	61	64
Trust income	174	178	171	170	164
Other	168	176	215	171	170
Total noninterest income	$1,536	$1,769	$1,748	$1,660	$1,532

Noninterest Expense
Compensation and benefits	$5,581	$5,828	$5,492	$5,596	$5,958
Office occupancy and equipment	1,695	1,651	1,687	1,626	1,914
Advertising and public relations	341	363	271	304	162
Information technology	639	672	674	691	639
Supplies, telephone, and postage	411	410	394	384	391
Amortization of intangibles	142	143	143	143	149
Nonperforming asset management	91	219	418	97	104
Loss (gain) on sales of other real estate owned	(58)	75	52	(98)	6
Valuation adjustments of other real estate owned	213	46	315	33	44
Operations of other real estate owned	199	127	127	474	207
FDIC insurance premiums	235	259	208	470	479
Other	1,024	1,148	1,376	1,262	1,318
Total noninterest expense	$10,513	$10,941	$11,157	$10,982	$11,371

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015	2014
	IQ	IVQ	IIIQ	IIQ	IQ
LOANS
One–to–four family residential real estate loans	$176,910	$180,337	$187,318	$193,826	$197,831
Multi–family mortgage loans	472,432	480,349	453,720	439,318	416,356
Nonresidential real estate loans	226,461	234,500	243,047	246,962	251,873
Construction and land loans	1,404	1,885	2,356	2,882	3,396
Commercial loans	64,953	66,882	53,962	45,803	53,661
Commercial leases	219,988	217,143	203,563	199,908	185,474
Consumer loans	1,747	2,051	2,458	2,290	2,476
	1,163,895	1,183,147	1,146,424	1,130,989	1,111,067
Net deferred loan origination costs	1,319	1,199	1,069	1,056	1,002
Allowance for loan losses	(11,576)	(11,990)	(13,051)	(14,452)	(14,181)
Loans, net	$1,153,638	$1,172,356	$1,134,442	$1,117,593	$1,097,888

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$2,388	$4,119	$5,584	$3,740	$2,548
Multi–family mortgage loans	13,417	47,929	26,342	40,191	24,419
Nonresidential real estate loans	4,045	7,024	3,477	5,927	6,088
Commercial loans	45,051	52,810	47,332	45,611	49,659
Commercial leases	28,920	38,454	32,743	43,266	22,870
Consumer loans	780	803	798	779	870
	$94,601	$151,139	$116,276	$139,514	$106,454

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$6,007	$10,489	$10,735	$6,069	$5,811
Multi–family mortgage loans	18,303	21,284	12,299	16,072	6,539
Nonresidential real estate loans	10,593	13,637	8,409	10,456	12,663
Construction and land loans	551	176	402	509	791
Commercial loans	46,822	39,955	42,153	54,471	48,638
Commercial leases	28,052	22,923	31,354	26,593	26,097
Consumer loans	830	895	902	950	1,057
	$111,158	$109,359	$106,254	$115,120	$101,596

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$1,502	$1,151	$927	$1,420	$28
Multi–family mortgage loans	4,566	5,000	829	6,275	2,724
Nonresidential real estate loans	2,823	5,869	2,135	6,632	6,899
Construction and land loans	510	141	263	407	748
Commercial loans	4,772	3,149	2,569	2,064	4,441
Commercial leases	—	—	—	—	26
Consumer loans	—	—	—	—	2
	$14,173	$15,310	$6,723	$16,798	$14,868

(1) Loan originations include draws on revolving lines of credit and exclude loan renewals.
(2) Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015	2014
	IQ	IVQ	IIIQ	IIQ	IQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans (1):
One–to–four family residential real estate loans	$3,816	$4,408	$4,277	$5,258	$5,109
Multi–family mortgage loans	3,441	4,481	6,223	4,274	6,617
Nonresidential real estate loans	5,931	3,245	4,545	5,116	8,868
Construction and land loans	—	—	120	118	269
Commercial loans	183	76	82	77	100
Commercial leases	—	—	—	8	8
Consumer loans	—	3	1	—	—
Nonaccrual loans	13,371	12,213	15,248	14,851	20,971

Loans past due over 90 days, still accruing	—	—	—	16	—

Other real estate owned:
One–to–four family residential real estate loans	677	806	945	979	1,098
Multi–family real estate	2,242	2,307	1,502	2,572	3,220
Nonresidential real estate	1,169	885	1,448	1,887	2,086
Land	135	135	181	258	258
Other real estate owned	4,223	4,133	4,076	5,696	6,662
Nonperforming assets (excluding purchase impaired loans and purchased other real estate owned)	17,594	16,346	19,324	20,563	27,633

Purchased other real estate owned:
One–to–four family residential real estate	325	457	132	156	156
Land	1,768	1,768	1,782	1,852	1,852
Purchased other real estate owned	2,093	2,225	1,914	2,008	2,008
Nonperforming assets	$19,687	$18,571	$21,238	$22,571	$29,641

Asset Quality Ratios
Nonperforming assets to total assets	1.36%	1.27%	1.49%	1.56%	2.05%
Nonperforming assets to total assets (2)	1.22	1.11	1.35	1.41	1.89
Nonaccrual loans to total loans	1.15	1.03	1.33	1.31	1.89
Allowance for loan losses to nonperforming loans	86.58	98.17	85.59	97.21	67.62

(1)	Purchased impaired loans are combined with nonaccrual loans in the above table.

(2)	.Asset quality ratios exclude purchased impaired loans and acquired other real estate owned resulting from the Downers Grove National Bank merger.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015	2014
	IQ	IVQ	IIIQ	IIQ	IQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$878	$2,010	$2,036	$1,691	$3,690
Multi–family mortgage loans	5,897	3,949	4,346	5,293	5,906
Nonresidential real estate loans	4,973	6,698	6,805	5,360	7,454
Construction and land loans	658	613	796	222	109
Commercial loans	516	705	845	1,020	952
Commercial leases	—	—	—	—	184
Consumer loans	—	—	—	—	1
	$12,922	$13,975	$14,828	$13,586	$18,296

PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$7,874	$4,265	$2,006	$316	$4,131
60 – 89 days past due	255	1,167	802	1,446	1,277
Matured Loans	491	553	4,306	1,340	2,913
	$8,620	$5,985	$7,114	$3,102	$8,321

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$11,990	$13,051	$14,452	$14,181	$14,154
Charge offs:
One–to–four family residential real estate loans	(103)	(229)	(298)	(290)	(56)
Multi–family mortgage loans	(19)	(449)	(97)	(594)	(90)
Nonresidential real estate loans	(11)	(266)	(695)	(186)	(580)
Construction and land loans	—	—	—	(1)	—
Commercial loans	(98)	(23)	(78)	—	(22)
Commercial leases	—	—	(8)	—	—
Consumer loans	(4)	(2)	—	(4)	(6)
	(235)	(969)	(1,176)	(1,075)	(754)
Recoveries:
One–to–four family residential real estate loans	60	284	26	97	11
Multi–family mortgage loans	4	69	11	6	14
Nonresidential real estate loans	16	23	116	264	20
Construction and land loans	6	90	29	8	250
Commercial loans	457	198	1,005	14	8
Commercial leases	1	—	—	—	—
Consumer loans	1	—	1	—	2
	545	664	1,188	389	305
Net (charge–offs) recoveries	310	(305)	12	(686)	(449)
Provision for (recovery of) loan losses	(724)	(756)	(1,413)	957	476
Ending balance	$11,576	$11,990	$13,051	$14,452	$14,181

Allowance for loan losses to total loans	0.99%	1.01%	1.14%	1.28%	1.28%
Net charge–off (recovery) ratio (1)	(0.11)	0.11	—	0.25	0.16

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015	2014
	IQ	IVQ	IIIQ	IIQ	IQ
DEPOSITS
Noninterest–bearing demand	$131,072	$134,129	$131,121	$132,683	$129,732
Savings deposits	157,892	154,532	152,545	154,263	156,174
Money market accounts	339,329	338,246	345,185	349,639	353,656
Interest–bearing NOW accounts	343,949	351,947	345,816	348,966	353,338
Certificates of deposits	230,522	232,859	243,635	251,789	259,919
	$1,202,764	$1,211,713	$1,218,302	$1,237,340	$1,252,819

SELECTED AVERAGE BALANCES
Total average assets	$1,448,335	$1,421,804	$1,427,550	$1,444,697	$1,442,667
Total average interest–earning assets	1,344,592	1,350,815	1,355,436	1,370,391	1,367,225
Average loans	1,164,107	1,144,281	1,127,735	1,119,255	1,114,433
Average securities	121,958	116,234	114,805	112,691	115,089
Average stock in FHLB	6,257	6,257	6,257	6,224	6,068
Average other interest–earning assets	52,270	84,043	106,639	132,221	131,635
Total average interest–bearing liabilities	1,077,712	1,084,840	1,098,727	1,117,564	1,122,027
Average interest–bearing deposits	1,074,552	1,081,353	1,095,542	1,114,913	1,119,445
Average borrowings	3,160	3,487	3,185	2,651	2,582
Average stockholders’ equity	218,459	183,584	179,929	178,477	177,331

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.68%	3.65%	3.62%	3.65%	3.59%
Average loans	4.12	4.17	4.22	4.33	4.26
Average securities	1.09	0.98	0.98	1.02	1.04
Average other interest–earning assets	0.42	0.40	0.36	0.32	0.27
Total average interest–bearing liabilities	0.26	0.26	0.27	0.28	0.29
Average interest–bearing deposits	0.26	0.26	0.27	0.28	0.29
Average borrowings	0.26	0.34	0.25	0.15	0.31
Net interest rate spread	3.42	3.39	3.35	3.37	3.30
Net interest margin	3.48	3.44	3.40	3.43	3.34
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015	2014
	IQ	IVQ	IIIQ	IIQ	IQ
CAPITAL RATIOS (1)
BankFinancial Corporation
Equity to total assets (end of period)	15.07%	14.75%	12.76%	12.36%	12.21%
Tangible equity to tangible total assets (end of period)	14.97	14.64	12.63	12.23	12.07
Risk–based total capital ratio	18.40	18.31	17.65	17.41	17.52
Risk–based tier 1 capital ratio	17.35	17.21	16.45	16.16	16.27
Tier 1 leverage ratio	13.43	13.04	12.62	12.21	12.05
Tier 1 capital	$190,970	$187,290	$178,904	$175,778	$174,580
BankFinancial FSB
Risk–based total capital ratio	14.95%	16.21%	15.48%	15.13%	15.17%
Risk–based tier 1 capital ratio	13.89	15.11	14.28	13.88	13.92
Tier 1 leverage ratio	10.74	11.45	10.95	10.50	10.31
Tier 1 capital	$152,777	$164,420	$155,208	$151,035	$148,943

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$13.14	$11.86	$10.55	$11.16	$9.98
High	13.16	12.17	10.69	11.24	10.33
Low	11.07	10.24	10.43	9.40	9.06
Book value per share	$10.31	$10.24	$8.59	$8.45	$8.38
Tangible book value per share	$10.23	$10.15	$8.50	$8.35	$8.27
Cash dividends declared on common stock	$0.04	$0.03	$0.04	$0.01	$—
Dividend payout ratio	42.50%	1.83%	23.50%	15.05%	N.M.
Stock repurchases	$—	$—	$—	$—	$—
Stock repurchases – shares	—	—	—	—	—

EARNINGS PER SHARE COMPUTATIONS
Net income	$1,986	$34,678	$3,590	$1,404	$942
Average common shares outstanding	21,101,966	21,101,966	21,101,966	21,101,966	21,101,966
Less: Unearned ESOP shares	(825,348)	(841,526)	(866,193)	(937,585)	(977,561)
Unvested restricted stock shares	(16,822)	(16,822)	(16,822)	(18,572)	(25,750)
Weighted average common shares outstanding	20,259,796	20,243,618	20,218,951	20,145,809	20,098,655
Plus: Dilutive common shares equivalents	5,888	9,755	16,456	14,241	12,045
Weighted average dilutive common shares outstanding	20,265,684	20,253,373	20,235,407	20,160,050	20,110,700
Basic earnings per common share	$0.10	$1.72	$0.17	$0.07	$0.05
Diluted earnings per common share	$0.10	$1.72	$0.17	$0.07	$0.05
(1) All Capital amounts and ratios prior to March 31, 2015 were calculated Pre-Basel III requirements.
N.M. Not Meaningful

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2015	2014
	IQ	IVQ	IIIQ	IIQ	IQ
Pre–tax pre–provision earnings from core operations
Income before income taxes	$3,272	$3,283	$3,626	$1,429	$959
Provision for (recovery of) loan losses	(724)	(756)	(1,413)	957	476
	2,548	2,527	2,213	2,386	1,435
Adjustments:
Nonperforming asset management	91	219	418	97	104
Loss (gain) on sale of other real estate owned	(58)	75	52	(98)	6
Valuation adjustments of other real estate owned	213	46	315	33	44
Operations of other real estate owned	199	127	127	474	207
	445	467	912	506	361
Pre–tax pre–provision earnings from core operations	$2,993	$2,994	$3,125	$2,892	$1,796

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.83%	0.84%	0.88%	0.80%	0.50%

(1)	Annualized